                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549



                                    AMENDED
                                    FORM 8K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):JULY 08, 1996
                              (FEBRUARY 27, 1996)


                             THERAPY LASERS, INC.
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    NEVADA
- --------------------------------------------------------------------------
                (State or other Jurisdiction of Incorporation)


           0-18515                                        93-0960302
- --------------------------------------------------------------------------------
  (Commission File Number)                  (IRS Employer Identification Number)


10850 RICHMOND AVE., STE.#216
       HOUSTON, TEXAS                                       77042
- --------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                  (Zip Code)



                                 (713) 783-0443
- --------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

     AS A RESULT OF THE SHARES OF THERAPY LASERS, INC. COMMON STOCK RECEIVED IN THE AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THERAPY LASERS, INC. AND LASERCARE, INC., (DISCUSSED IN ITEM 2), MR. CHARLES E. SHEFFIELD NOW CONTROLS APPROXIMATELY 42.8% OF THE OUTSTANDING STOCK OF THERAPY LASERS, INC. PRIOR TO THIS TRANSACTION NO ONE PERSON BENEFICIALLY OWNED DIRECTLY OR INDIRECTLY MORE THAN 12% OF THE OUTSTANDING STOCK OF THERAPY LASERS, INC.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     ON MARCH 11, 1996, THERAPY LASERS, INC. ENTERED INTO AN AGREEMENT AND PLAN OF REORGANIZATION WITH LASERCARE, INC. THERAPY LASERS, INC. ISSUED TO LASERCARE, INC. 5,750,776 SHARES OF COMMON STOCK IN EXCHANGE FOR 1000 SHARES OF LASERCARE, INC.'S COMMON STOCK. THE 5,750,776 SHARES OF THERAPY LASERS, INC. STOCK REPRESENT APPROXIMATELY 60% OF THE CURRENT STOCK OUTSTANDING OF THERAPY LASERS, INC. THE 1000 SHARES OF LASERCARE, INC. STOCK REPRESENT 100% OF THEIR OUTSTANDING. THE BASIS FOR DETERMINING THE TRANSACTION WAS BASED ON THE TOTAL ASSETS LESS LIABILITIES OF BOTH COMPANIES COMBINED AND THE PERCENTAGES OWNED BY EACH COMPANY.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

     N/A

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     EFFECTIVE FEBRUARY 27, 1996, THE CLIENT -AUDITOR RELATIONSHIP BETWEEN THERAPY LASERS, INC. AND THE AUDITING FIRM OF PHILIP H. SALCHLI, CERTIFIED PUBLIC ACCOUNTANT, CEASED. THERE WERE NO DISAGREEMENTS ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT PRESENTATION OR DISCLOSURE, OR AUDITING SCOPE OR PROCEDURES DURING THE YEAR ENDED FEBRUARY 28, 1995.

     (A)(1)(I) THE FORMER ACCOUNTANT PHILIP H. SALCHLI DECLINED TO STAND FOR REELECTION.

     (II) THE ACCOUNTANTS REPORT ON THE FINANCIAL STATEMENT FOR THE PAST YEAR DID NOT CONTAIN AN ADVERSE OPINION OR DISCLAIMER OF OPINION. THERE WERE NO DISAGREEMENTS IN REGARDS TO ACCOUNTING PRINCIPLES.

     (III) THE DECISION TO CHANGE ACCOUNTANTS WAS RECOMMENDED AND APPROVED BY THE BOARD OF DIRECTORS.

     (IV) THERE WERE NO DISAGREEMENTS WITH THE FORMER ACCOUNTANTS ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OF PROCEDURE.

     (V)(A) THE ACCOUNTANT HAS ADVISED US THAT THE INTERNAL CONTROLS NECESSARY TO DEVELOP RELIABLE FINANCIAL STATEMENTS DO EXIST.
     (B) THE ACCOUNTANT HAS NOT ADVISED US THAT INFORMATION HAS COME TO HIS ATTENTION THAT HAS LED HIM TO NO LONGER BE ABLE TO RELY ON MANAGEMENT'S REPRESENTATIONS.

     (C)(1) THE ACCOUNTANT HAS NOT ADVISED US OF THE NEED TO EXPAND THE SCOPE OF OUR AUDIT, OR THAT INFORMATION HAS COME TO HIS ATTENTION THAT WOULD MATERIALLY IMPACT THE FAIRNESS OR RELIABILITY OF A PREVIOUSLY ISSUED AUDIT OR FINANCIAL STATEMENTS, OR FINANCIAL STATEMENTS ISSUED OR TO BE ISSUED COVERING THE FISCAL PERIOD SUBSEQUENT TO THE DATE OF THE MOST RECENT FINANCIAL STATEMENTS COVERED BY AN AUDIT REPORT. THERE HAS BEEN NO CAUSE FOR THE ACCOUNTANT TO BE UNWILLING TO RELY ON MANAGEMENT'S REPRESENTATIONS OR TO BE ASSOCIATED WITH OUR FINANCIAL STATEMENTS.

     (2) THERE WAS NO REASON FOR THE ACCOUNTANT TO EXPAND THE SCOPE OF OUR
AUDIT.

     (D)(1) THE ACCOUNTANT HAS NOT ADVISED US THAT ANY INFORMATION HAS COME TO HIS ATTENTION THAT WOULD MATERIALLY IMPACT THE FAIRNESS OR RELIABILITY OF EITHER A PREVIOUSLY ISSUED AUDIT REPORT OR THE UNDERLYING FINANCIAL STATEMENTS, OR THE FINANCIAL STATEMENTS ISSUED OR TO BE ISSUED COVERING THE FISCAL PERIOD SUBSEQUENT TO THE DATE OF THE MOST RECENT FINANCIAL STATEMENTS COVERED BY AN AUDIT REPORT.

     (2) THERE WERE NO ISSUES UNRESOLVED PRIOR TO THE ACCOUNTANTS DECISION NOT TO STAND FOR REELECTION.

     EFFECTIVE MARCH 18, 1996, THE COMPANY ENTERED INTO AN AGREEMENT WITH BATEMAN, BLOMSTROM & CO., CERTIFIED PUBLIC ACCOUNTANTS, TO ACT AS THE COMPANIES NEW PRINCIPAL ACCOUNTANT.

ITEM 5.   OTHER EVENTS

     N/A

ITEM 6.    RESIGNATION OF REGISTRANTS DIRECTORS

     N/A

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (A)(4) FINANCIAL STATEMENTS FOR LASERCARE, INC.

     (C) EXHIBITS

     (1) LETTER FROM PHILIP H. SALCHLI, CERTIFIED PUBLIC ACCOUNTANT, TO THERAPY LASERS, INC., STATING THEIR DECISION NOT TO STAND FOR REELECTION, PREVIOUSLY FILED WITH ORIGINAL FORM 8K, DATED MARCH 14, 1996.

     (2) LETTER FROM PHILIP H. SALCHLI, CERTIFIED PUBLIC ACCOUNTANT, TO THE COMMISSION DATED APRIL 29, 1996, STATING THEIR DECISION NOT TO STAND FOR REELECTION AND AFFIRMING THAT THERE WERE NO DISAGREEMENTS ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE OR AUDITING SCOPE OR PROCEDURE, PREVIOUSLY FILED WITH AMENDED FORM 8K, DATED APRIL 30, 1996.

     (3) CONTRACT BETWEEN THERAPY LASERS, INC. AND BATEMAN, BLOMSTROM & CO., CERTIFIED PUBLIC ACCOUNTANTS, PREVIOUSLY FILED WITH ORIGINAL FORM 8K , DATED MARCH 14, 1996.

     (4) AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THERAPY LASERS, INC. AND LASERCARE, INC, PREVIOUSLY FILED WITH ORIGINAL FORM 8K, DATED MARCH 14, 1996.


ITEM 8.   CHANGE IN REGISTRANT'S FISCAL YEAR

     N/A

                                   SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


DATE: JULY 8, 1996                 THERAPY LASERS, INC.


                                   /s/  [SIGNATURE APPEARS HERE]
                                   ------------------------------------------
                                   LEON D. HOGG
                                   PRESIDENT

                                                                 LASERCARE, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)
                                                   INDEX TO FINANCIAL STATEMENTS
                                                               FEBRUARY 29, 1996
- --------------------------------------------------------------------------------


               DESCRIPTION                               PAGE
               -----------                               ----

Report of Independent Certified Public Accountants        F-2

Balance sheet                                             F-3

Statement of loss for the period from inception,
  March 28, 1995, through February 29, 1996               F-4

Statement of stockholder's equity for the period
  from inception, March 28, 1995, through
  February 29, 1996                                       F-5

Statement of cash flows for the period from
  inception, March 28, 1995, through
  February 29, 1996                                       F-6

Notes to financial statements                             F-7

                   [LETTERHEAD OF BATEMAN, BLOMSTROM & CO.]


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To The Board of Directors and Stockholders
LaserCare, Inc.
Houston, Texas

We were engaged to audit the accompanying balance sheet of LaserCare, Inc. (a development stage enterprise) as of February 29, 1996, and the related statements of loss, stockholders' equity, and cash flows for the period from inception, March 28, 1995, through February 29, 1996. These financial statements are the responsibility of the Company's management.

As indicated in Note 2 to the financial statements, a substantial part of the Company's assets had been advanced to Therapy Lasers, Inc., at February 29, 1996, and substantially all of the remainder of the Company's cash was advanced to Therapy Lasers, Inc. between February 29 and May 31, 1996. Because Therapy Lasers, Inc. is a development stage enterprise without significant assets, income, or cash flows, and because there is substantial doubt about its ability to continue as a going concern, it is not possible to apply suffficient auditing procedures to determine the collectibility of the advances.

Also, the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. However, the following conditions raise substantial doubt about its ability to continue as a going concern. As discussed in Note 6 to the financial statements, the Company has no operating revenues and had an accumulated deficit of $3,483. In addition, as indicated above, substantially all of its cash was loaned to Therapy Lasers, Inc. subsequent to February 29, 1996. Realization of the assets included in the balance sheet referred to above is dependent not only on the Company's successful future operations, but also Therapy Laser, Inc.'s successful future operations.

Since we were unable to satisfy ourselves regarding the collectibility of the advances to Therapy Lasers, Inc. described above, the scope of our work was not sufficient to enable us to express an opinion, and because of the significance of the uncertainties described in the preceding paragraphs, we are unable to express, and we do not express, an opinion on the financial statements referred to in the first paragraph.

                                      [Signature of Bateman, Blomstrom & Co.
                                       appears here]

                                      BATEMAN, BLOMSTROM & CO.

Houston, Texas
July 6, 1996


                                    Member
              INTERNATIONAL ASSOCIATION OF PRACTISING ACCOUNTANTS
                  Offices in Principal Cities Around The World

                                                                 LASERCARE, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)
                                                                   BALANCE SHEET
                                                               FEBRUARY 29, 1996
- -------------------------------------------------------------------------------


                                                               FEBRUARY 29,
                                                                   1996
                                                              -------------

ASSETS
 Current assets:
  Cash                                                         $12,807
                                                               -------
   Total current assets                                         12,807
                                                               -------

 Other assets:
  Advances receivable, Therapy Lasers, Inc.                      6,000
                                                               -------
   Total assets                                                $18,807
                                                               =======

LIABILITIES
 Current liabilities:
  Account payable, affiliated company                          $   290
  Note payable, related party                                       --
                                                               -------
   Total current liabilities                                       290
                                                               -------

 Commitments and contingencies                                      --


STOCKHOLDERS' EQUITY
 Common stock, par value $1 per share, 1,000 shares
  authorized, issued and outstanding                             1,000
 Capital in excess of par value                                 21,000
 Deficit accumulated during the development stage               (3,483)
                                                               -------
  Total stockholders' equity                                    18,517
                                                               -------
  Total liabilities and stockholders' equity                   $18,807
                                                               =======

The accompanying notes are an integral part of these statements.

                                                                 LASERCARE, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)
                                STATEMENT OF LOSS FOR THE PERIOD FROM INCEPTION,
                                       MARCH 28, 1995, THROUGH FEBRUARY 29, 1996
- --------------------------------------------------------------------------------


                                                           INCEPTION
                                                        MARCH 28, 1995,
                                                            THROUGH
                                                          FEBRUARY 29,
                                                             1996
                                                        --------------

Development stage expenses:
 Office and research supplies                             $ 1,721
 Telephone                                                    922
 Legal and professional fees                                  267
 Rent                                                          --
 Other general and administrative                             573
                                                          -------
   Net (loss)                                             $(3,483)
                                                          =======

Net loss per common share                                 $ (4.05)
                                                          =======

Weighted average number of shares outstanding                 861
                                                          =======

The accompanying notes are an integral part of these statements.

                                                                 LASERCARE, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)
                STATEMENT OF STOCKHOLDERS' EQUITY FOR THE PERIOD FROM INCEPTION,
                                       MARCH 28, 1995, THROUGH FEBRUARY 29, 1996
- --------------------------------------------------------------------------------

                                                            DEFICIT
                                                          ACCUMULATED
                                               ADDITIONAL DURING THE
                              COMMON STOCK      PAID IN   DEVELOPMENT
                             SHARES   AMOUNT    CAPITAL     STAGE      TOTAL
                             ------   ------   ---------  -----------  -----

Stock issued for cash:
  March 29, 1995               834    $  834    $ 1,166                $ 2,000
  January 4, 1996              166       166     19,834                 20,000

Net loss                                                  $(3,483)      (3,483)
                             -----    ------    -------   -------      -------
Balances, February 29, 1996  1,000    $1,000   $21,000    $(3,483)     $18,517
                             =====    ======   =======    =======      =======


The accompanying notes are an integral part of these statements.

                                                                 LASERCARE, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)
                          STATEMENT OF CASH FLOWS FOR THE PERIOD FROM INCEPTION,
                                       MARCH 28, 1995, THROUGH FEBRUARY 29, 1996
- --------------------------------------------------------------------------------
                                                               INCEPTION
                                                            MARCH 28, 1995
                                                                THROUGH
                                                           FEBRUARY 29, 1996
                                                           -----------------
Cash flows from operating activities:
Net (loss)                                                    $(3,483)

Adjustments to reconcile net loss to net cash used
 in operating activities:
  Increase in account payable, affiliated company                 290
                                                              -------
    Net cash used in operating activities                      (3,193)
                                                              -------
Cash flows from investing activities:
  Increase in advances to Therapy Lasers, Inc.                 (6,000)
                                                              -------
    Net cash used in investing activities                      (6,000)
                                                              -------
Cash flows from financing activities:
  Proceeds from sale of common stock                           22,000
  Increase in note payable, related party                          --
                                                              -------
    Net cash provided (used) by financing activities           22,000
                                                              -------
    Net increase (decrease) in cash and equivalents            12,807
Cash and equivalents, beginning of period                          --
                                                              -------
Cash and equivalents, end of period                           $12,807
                                                              -------
Supplemental cash flow disclosures:
  Cash paid for:
    Interest                                                  $    --
    Income taxes                                                   --


The accompanying notes are an integral part of these statements.

                                                                 LASERCARE, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               FEBRUARY 29, 1996
- --------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Following is a summary of the Company's organization and significant accounting policies:

     ORGANIZATION AND NATURE OF BUSINESS - LaserCare, Inc. ("the Company" or "LaserCare") is a Delaware corporation engaged principally in organizational activities, raising capital, and research and development efforts related to laser technology in the healthcare field, and is seeking to manufacture and market a medical laser device. The Company's offices
     are in Houston, Texas.   Since the device is not approved for sale in the
     United States by the applicable regulatory agencies, the Company is attempting to establish markets in foreign countries, principally Mexico. The Company has been in the development stage since commencement of business, March 28, 1995. In the development stage, management anticipates incurring substantial additional losses as it pursues its research and development efforts until its laser products can be marketed.

     BASIS OF PRESENTATION - The accounting and reporting policies of the Company conform to generally accepted accounting principles of development stage enterprises and to general practices within its industry.

     USES OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company's periodic filings with the Securities and Exchange Commission include, where applicable, disclosures of estimates, assumptions, uncertainties and concentrations in products and markets which could affect the financial statements and future operations of the Company.

     CASH AND CASH EQUIVALENTS - For purposes of the statement of cash flows, the Company considers all cash in banks, money market funds, and certificates of deposit with a maturity of less than one year to be cash equivalents.

     INCOME TAXES - Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with Statement of Financial Accounting Standards number 109 Accounting for Income Taxes, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides deferred taxes for the estimated future tax effects attributable to temporary differences and carryforwards when realization is more likely than not.

     The Company has had no significant differences between book and tax income.

                                                                 LASERCARE, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               FEBRUARY 29, 1996
- --------------------------------------------------------------------------------


     FAIR VALUE OF FINANCIAL INSTRUMENTS AND DERIVATIVE FINANCIAL INSTRUMENTS - The Company has adopted Statement of Financial Accounting Standards number 119, Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments. The Company has determined that it is not practicable to estimate the fair values of its financial instruments because the cost of such a determination would exceed the benefit derived. At February 29, 1996, the Company had no derivative financial instruments.

     NET INCOME PER SHARE OF COMMON STOCK - Net income per share of common stock is computed by dividing net income by the weighed average number of shares of common stock outstanding during the period, after giving retroactive effect to stock splits, if any.

NOTE 2 - TRANSACTIONS WITH THERAPY LASERS, INC.:

On March 12, 1996, all of the Company's outstanding stock was acquired by Therapy Lasers, Inc., ("Therapy") a Nevada corporation that is also a development stage enterprise engaged in activities similar to those of the Company. In the transaction, Therapy Lasers, Inc. issued 5,750,776 shares of its stock in exchange for 100% of the outstanding stock of LaserCare, Inc. As a result of this transaction, one individual now controls approximately 70% of Therapy Lasers, Inc.'s outstanding common stock

At February 29, 1996, the Company had advanced $6,000 to Therapy, and advanced an additional $13,500 from March 1, 1996 through May 31, 1996, for total advances of $19,500. Of this amount, $1,000 was repaid by Therapy in June, 1996. No promissory notes or other documentation were issued to evidence the advances, and the advances were not collateralized.

Audited financial statements of Therapy as of February 29, 1996 indicate that there is substantial doubt about its ability to survive as a going concern. At that date, it had a deficit in stockholders' equity in excess of $70,000 and had no operating revenues. Accordingly, it is uncertain whether Therapy has the financial ability to repay the advances from LaserCare. No provision has been made in the accompanying financial statements for the possible impairment of this asset.

NOTE 3 - RESEARCH AND DEVELOPMENT AND NON-MONETARY TRANSACTIONS:

During the period ended February 29, 1996, the Company incurred approximately $800 in research and development expenditures in connection with the development of a hand-held laser medical device. In addition to the costs incurred by the Company, certain additional costs were incurred by related companies owned or controlled by the Company's majority shareholder. The related companies have not sought, and have represented that they will not seek, reimbursement for such costs. Such costs were not determinable by the Company, but are thought to be less than $2,000. Because the costs were not determinable, they have not been reflected in the accompanying financial statements.

NOTE 4 - FEDERAL INCOME TAX:

There is no significant difference between the Company's taxable income (loss) and income (loss) reported in the accompanying financial statements. No provision for currently refundable Federal income tax has been made in the accompanying statements of loss as no recoverable taxes were paid previously.

                                                                 LASERCARE, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               FEBRUARY 29, 1996
- -------------------------------------------------------------------------------



Details of deferred tax assets, using the statutory rate of 34%, are as follows:

Deferred tax assets attributable to:
     Net operating loss carryover         $ 1,100
Less, Valuation reserve, amount less
 likely than not to be realized            (1,100)
                                          -------
     Net deferred tax assets              $    --
                                          =======

The Company has a net operating loss carryover of approximately $3,500 which will expire in 2011.

NOTE 5 - COMMITMENTS:

The Company occupies approximately 400 square feet of office space in an office building in Houston, Texas in space that is leased by an entity controlled by the Company's principal shareholder. The Company is not a party to the lease. However, in March, 1996, the Company began paying monthly rentals of $319 and expects to continue such payments, or enter into leases for comparable amounts, for the foreseeable future.

NOTE 6 - GOING CONCERN ASSUMPTION:

The Company has incurred net operating losses and negative cash flow from operations since inception. At February 29, 1996, the Company had no operating revenues and had an accumulated deficit of $3,483; in addition, substantially all its cash was loaned to Therapy Lasers, Inc. subsequent to February 29, 1996. Accordingly, there are insufficient resources to finance operations, capital improvements, and research and development activities, to establish facilities for production of products, or to establish markets for the products.
Management recognizes that it must generate additional resources to enable it to continue operations. Management's plans include consideration of the sale of additional equity securities, alliances with other entities interested in similar lines of business and with adequate resources to support the Company's plan, or other business transactions which would assure continuation of the Company's operations. However, no assurance can be given that the Company will be successful in raising additional capital or entering into a business alliance. Further, there can be no assurance, assuming the Company successfully raises additional funds or enters into a business alliance, that the Company will achieve profitability or positive cash flow. If Management's plans are unsuccessful, the Company will be required to curtail or cease operations.

These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to do so.